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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2005

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

             NEVADA                     0-18808              13-3530765
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  (State or other jurisdiction        (Commission       (IRS Employer ID No.)
       of incorporation)               File No.)

7373 N. Scottsdale Road, Suite C140, Scottsdale, Arizona        85253
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        (Address of principal executive office)               (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007


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          (Former name or former address, if changed since last report)

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                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 8.01.   OTHER EVENTS

Attached to this Current Report as Exhibit 99 is a copy of a news release for Great Western Land and Recreation, Inc. dated August 23, 2005 titled "Great Western Land and Recreation Reports Third Quarter and Nine Month Results."

Exhibit No.   Description
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99            News release for Great Western Land and Recreation, Inc. dated
              August 23, 2005 titled "Great Western Land and Recreation Reports
              Third Quarter and Nine Month Results."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREAT WESTERN LAND AND RECREATION, INC.
                                         (Registrant)

Date: August 23, 2005                    By: /s/ Jay N. Torok
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                                             Jay N. Torok
                                             Chief Executive Officer and
                                             Chairman of the Board